SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Jacobs Engineering Group Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 01-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on January 19, 2017.
JACOBS ENGINEERING GROUP INC.
Meeting Information
Meeting Type: Annual
For holders as of: November 23, 2016
Date: January 19, 2017 Time: 12:00 PM Location: 1999 Bryan Street 1st Floor Dallas, Texas 75201
JACOBS ENGINEERING GROUP INC. 1999 BRYAN STREET
SUITE 1200 DALLAS, TX 75201
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See on how the reverse to access side proxy of this materials notice for and information vote.
E15239-P83474

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive PAPER or E-MAIL Copies:
If you want to receive paper or e-mail copies of these documents, you must request them. There is NO charge for requesting copies. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to the above e-mail address will NOT be forwarded to your investment advisor. Please make your request as instructed above on or before January 5, 2017 to facilitate timely delivery. If you do not timely make your request, you will not receive a paper or e-mail copy of the proxy materials.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting paper copies of the materials, which will include a proxy card.
E15240-P83474

Voting Items
The Board of Directors recommends a vote FOR each Nominee for Director, FOR Proposals 2, 3, 4 and 5, and for “1 YEAR” on Proposal 6.
1. Election of Directors
Nominees:
1a. Joseph R. Bronson
1b. Juan José Suárez Coppel
1c. Robert C. Davidson, Jr.
1d. Steven J. Demetriou
1e. Ralph E. Eberhart
1f. Dawne S. Hickton
1g. Linda Fayne Levinson
1h. Peter J. Robertson
1i. Christopher M.T. Thompson
2. To approve an amendment to and restatement of the Company’s 1989 Employee Stock Purchase Plan.
3. To approve an amendment to and restatement of the Company’s Global Employee Stock Purchase Plan.
4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.
5. To approve, by non-binding vote, the Company’s executive compensation.
6. Advisory vote on the frequency of the advisory vote on executive compensation.
E15241-P83474

E15242-P83474